                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)   October 13, 2004
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

               Delaware               33-59380              13-3287757
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                  File Number)        Identification No.)

529 Fifth Avenue, New York, New York                                10017
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 8.01       OTHER EVENTS.

         On October 13, 2004, Finlay Enterprises, Inc. (the "Company") announced its wholly-owned subsidiary, Finlay Fine Jewelry Corporation ("Finlay Jewelry"),
had extended the expiration date of its offer to exchange all of its outstanding
8-3/8% Senior Notes, due June 1, 2012, having an aggregate principal amount of
$200.0 million for up to $200.0 million aggregate principal amount of Finlay
Jewelry's new 8-3/8% Senior Notes due, June 1, 2012, which have been registered under the Securities Act of 1933, as amended. The exchange offer, which was originally scheduled to expire at 5:00 p.m., New York City time, on Tuesday,
October 12, 2004, has been extended until 5:00 p.m., New York City time, on
October 14, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (c)       Exhibits. The following exhibit is filed as part of this report:

                EXHIBIT NO.       DESCRIPTION
                -----------       -----------
                99.1              Finlay Enterprises, Inc. press release dated
                                  October 13, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINLAY FINE JEWELRY CORPORATION

Date: October 13, 2004               By:  /s/ Bruce E. Zurlnick
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                                          Bruce E. Zurlnick
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer